AFL-CIO HOUSING INVESTMENT TRUST

GENERATING COMPETITIVE RETURNS WHILE BUILDING COMMUNITIES

HIT AT A GLANCE

•	$5.8 billion investment grade fixed-income mutual fund
•	Specializes in the highest credit quality multifamily mortgage backed securities.
•	Over 30-year history of generating competitive returns for pension funds and labor organizations, such as health and welfare funds, while also providing vital union construction jobs, affordable and workforce housing, and healthcare facilities.
•	100% union labor requirement for all on-site construction.

COMPETITIVE RETURNS WITH HIGHER INCOME
AND LOWER CREDIT RISK

•	For 2016, the HIT’s gross of 2.35% and net return of 1.94%, compared to 2.65% for the Barclays Aggregate. The HIT’s gross return beat the index for the 3-, 5-, and 10-year periods ending December 31, and its net returns beat the index for the 3-year period.
•	The HIT’s higher yields and lower credit risk profile should continue to be attractive to fixed-income investors.
•	The HIT committed to invest $153 million in seven new construction projects with total development investment of $320 million for of 2016 and has a growing pipeline that should help contribute to its income advantage.

OBJECTIVE & STRATEGY

•	Construct and manage a portfolio with higher credit quality, higher yield, and similar interest rate risk relative to the Bloomberg Barclays US Aggregate Bond Index benchmark.
•	Investment in high credit quality multifamily mortgage securities can provide an income advantage for the HIT that contributes to its relative performance versus the benchmark.

RISK COMPARISON

As of December 31, 2016

	HIT	Barclays
Superior Credit Profile
U.S. Government/Agency/AAA/Cash	95.5%	70.8%
A & Below	0.1%	24.4%
Superior Yield
Current Yield: 23 basis point advantage	3.23%	2.99%
Yield to Worst: 23 basis point advantage	2.79%	2.56%
Similar Interest Rate Risk
Effective Duration	5.49	5.82
Convexity	0.13	0.11
Similar Call Risk
Call Protected	77%	72%
Not Call Protected	23%	28%

Source: HIT and Bloomberg Barclays US Aggregate Bond Index

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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BENEFITS OF THE HIT

•	Core fixed-income option with a strong performance record.
•	Higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark.
•	Ongoing yield advantage positively contributes to its relative performance.
•	High credit quality multifamily securities can make it a lower risk investment than many other fixed-income vehicles and an anchor for riskier investments in diversified portfolios.
•	Better source of diversification than many other fixed-income investments due to concentration in multifamily securities (over 60% of portfolio) and lack of corporate bonds.
•	Can directly source multifamily construction-related investments that have higher yields than other investments of similar duration and credit quality.

ECONOMIC IMPACT OF INVESTMENTS IN
MASSACHUSETTS*

•	$2.6 billion in total economic benefits
•	$1 billion in personal income including wages and benefits, with $488 million for construction workers
•	6,779 on-site union construction jobs and including 14,976 total jobs generated
•	5,318 housing and healthcare units
•	$293 million in tax revenues (over $77 million state/local and $215 million federal)

PROJECT PROFILE:

Georgetowne Homes 1&2, Boston, MA

•	$70.4 million investment in Georgetowne Homes One and $45.5 million in Georgetowne Homes Two to help maintain affordability and finance major energy-saving retrofits.
•	Located in the Hyde Park neighborhood, Georgetowne Homes One was constructed in 1969 and Georgetowne Homes Two in 1972.
•	Preserves a residential development that has been a major source of affordable housing for over 40 years, all of the 967 housing units are income restricted.
•	Created approximately 643 union construction jobs.

PROJECT PROFILE:

Gateway North, Lynn, MA

•	HIT provided $19.4 million for the new construction of the $31 million five-story, mixed income, mixed-use multifamily development.
•	First multifamily project to receive assistance under Governor Baker’s $100 million MassHousing workforce housing fund.
•	The project is a transit-oriented development with an Energy-Star rating and includes community accessible green space.
•	Expected to create approximately 130 union construction jobs.

HIT’s net performance for the 1-, 3-, 5-, and 10-year periods ended January 31, 2017 was 0.68%, 2.67%, 2.11%, and 4.35%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. Periods over one year are annualized.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

*In 2015 dollars; estimates calculated by Pinnacle Economics and the HIT using an IMPLAN model. Includes HIT’s subsidiary Building America CDE’s projects.

AFL-CIO Housing Investment Trust

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055

www.aflcio-hit.com	January 2017